GJMB GROWTH FUND

                       Supplement Dated February 27, 2003
                       To Prospectus Dated January 2, 2003

On February 13, 2003, the Unified Series Trust Board of Trustees voted to discontinue the sales load on the Fund. There had been no sales load imposed on Fund share purchases since its establishment.



     This supplement and the Prospectus dated January 2, 2003 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 2, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-912-4562.